Events after the reporting period	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Events after the reporting period

33.	Events after the reporting period
33.1	Factory Jeddah/Saudi Arabia

On April 21, 2025, the Board of Directors approved an investment of around USD160,000, equivalent to R$919,840, for the construction of a new processed products plant in Jeddah, Saudi Arabia. The investment will be made by BRF Arabia Holding Company, a subsidiary of the Company and vehicle of the joint venture with Halal Products Development Company, a wholly-owned subsidiary of the Public Investment Fund (PIF).

The new plant will have a production capacity of approximately 40,000 tons/year of processed poultry and beef products. The project will allow BRF to increase its local production from 17,000 to up to 57,000 tons per year, capturing the growing demand from the region's market and global accounts, as well as cementing its strategic partnership with Saudi Arabia.

33.2	Issuance of debentures

On April 23, 2025, the Company settled its sixth issuance of simple, non-convertible into shares, unsecured debentures, in four series for private placement, in the total amount of R$1,250,000.

The debentures were subject to Private Placement with ECO Securitizadora de Direitos Creditórios do Agronegócio S.A. (“Securitization Company”), in the context of its 390th issuance of agribusiness receivables certificates, in four series, backed by agribusiness credit rights arising from the debentures, for public distribution.

Issuances costs of R$61,609 should be recognized in the Statement of Income over the term of the debt, according to the effective interest rate method.